UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 3, 2014
ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

Business Realignment

As previously announced, upon the consummation of the sale of its Water Technologies business, Ashland Inc. (“Ashland”) will have three commercial units: Specialty Ingredients, Performance Materials and Valvoline (formerly Consumer Markets).  Specialty Ingredients will be organized into two divisions: Consumer Specialties, which will serve the personal care, pharmaceutical, nutrition and agriculture end markets, and Industrial Specialties, which will serve the coatings, construction, energy and adhesives end markets, with adhesives being moved to the Industrial Specialties division from Performance Materials.  Performance Materials will be composed of three divisions: 1) Intermediates and Solvents, which will move over from Specialty Ingredients and will serve both Ashland’s internal butanediol needs as well as the merchant market; 2) Composites, which will serve construction, transportation, marine and other markets; and 3) Elastomers, which primarily serves the North American replacement tire market.

Ashland will begin reporting financial results for Specialty Ingredients and Performance Materials under the new structure described above during its third quarter of fiscal 2014.

As a convenience to investors who may want to consider the effects of this new structure, Ashland has provided in Exhibit 99.1 unaudited annual and quarterly segment results for Specialty Ingredients for the first and second quarters of fiscal 2014, the first six months of fiscal 2014, fiscal 2013 and all quarters, fiscal 2012 and the fourth quarter of fiscal 2012 updated for the business realignment.  In addition, Ashland has provided in Exhibit 99.2 unaudited annual and quarterly segment results for Performance Materials for the first and second quarters of fiscal 2014, the first six months of fiscal 2014, fiscal 2013 and all quarters, fiscal 2012 and the fourth quarter of fiscal 2012 updated for the business realignment.  The “As Reported” column in each exhibit relates to information previously filed under Ashland’s annual reports on Form 10-K or quarterly reports on Form 10-Q, as applicable.

On July 3, 2014, Ashland will include the information contained in Exhibits 99.1 and 99.2 on the “Investor Center” section of its website located at http://investor.ashland.com, or in employee communications.

Ashland is furnishing the information pursuant to Regulation FD under the Securities Exchange Act of 1934, as amended.  The information is intended to be considered in the context of Ashland’s filings with Securities and Exchange Commission (the “SEC”) and other public announcements that Ashland may make from time to time.

By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.

Use of Non-GAAP Financial Measures

Within the exhibits to this Form 8-K, Ashland has disclosed “EBITDA” and “Adjusted EBITDA” results.  Such measurements are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP.  Management believes the use of non-GAAP measures on a consolidated and business segment basis assists investors in understanding the ongoing operating performance by presenting comparable financial results between periods.  The non-GAAP information provided is used by Ashland management and may not be determined in a manner consistent with the methodologies used by other companies.  “EBITDA” and “Adjusted EBITDA” provide a supplemental presentation of Ashland’s operating performance on a consolidated and business segment basis.  The exhibits to this Form 8-K also include a reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should” and “intends” and the negatives of these words or other comparable terminology.  In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications.  These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances.  Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the sale transactions involving Ashland Water Technologies and the ASK joint venture and the potential sale transaction involving the Elastomers division (including the possibility that the transactions may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction); the global restructuring program (including the possibility that Ashland may not achieve the anticipated revenue and earnings growth, cost reductions, and other expected benefits from the program); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters).  Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved.  Ashland undertakes no obligation to subsequently update any forward-looking statements made in this Form 8-K or otherwise except as required by securities or other applicable law.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Ashland Inc. Annual and Quarterly Segment Results – Ashland Specialty Ingredients, As Reported and As Amended
99.2	Ashland Inc. Annual and Quarterly Segment Results – Ashland Performance Materials, As Reported and As Amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

July 3, 2014	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Ashland Inc. Annual and Quarterly Segment Results – Ashland Specialty Ingredients, As Reported and As Amended
99.2	Ashland Inc. Annual and Quarterly Segment Results – Ashland Performance Materials, As Reported and As Amended